Grant Park Fund

Class A, B, Legacy 1, Legacy 2, Global 1, Global 2 and Global 3 Units

Monthly Performance Report • May 2019



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GRANT PARK FUND®

This fund is closed to new investment.

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
555 W. Jackson Blvd., Ste. 600
Chicago, IL 60661

Market Commentary: May 2019

Overall Fund performance was negative, led by losses in the equities, grains/foods, energies and currencies sectors. Performance in the fixed income and metals sectors was positive.

Negative equity performance was driven by positions in the S&P 500, Nasdaq 100, MSCI EM, Dow and Nikkei indices. In the grains/foods sector, positions in corn, wheat and coffee led negative performance. Performance in the energy sector was negative, where losses in brent oil, gas oil, crude oil and gasoline blendstock positions were partially offset by gains in natural gas positions. The currencies sector was slightly negative, led by positions in the Mexican peso and Japanese yen.

The fixed income sector performance was positive, led by gains in German Bunds, Eurodollars and Australian 10-Year Treasury Bonds. Performance in the metals sector was slightly positive, where gains in copper, lead, platinum and silver were partially offset by losses in zinc and palladium.

A Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.33%	0.80%	2.01%	2.67%	-2.21%								**1.86%**
	2000	**2001**	**2002**	**2003**	**2004**	**2005**	**2006**	**2007**	**2008**	**2009**	**2010**	**2011**	**2012**
	10.97%	7.00%	15.25%	20.03%	-7.58%	-3.44%	9.11%	12.63%	19.91%	-9.23%	4.45%	-12.95%	-6.13%
	2013	**2014**	**2015**	**2016**	**2017**	**2018**							
	-3.84%	6.66%	-12.41%	-0.78%	-3.12%	-9.92%							

B Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.39%	0.74%	1.96%	2.65%	-2.29%								**1.58%**
	2003	**2004**	**2005**	**2006**	**2007**	**2008**	**2009**	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**
	7.66%	-8.40%	-4.25%	8.28%	11.76%	18.88%	-9.87%	3.80%	-13.52%	-6.74%	-4.44%	6.07%	-12.97%
	2016	**2017**	**2018**										
	-1.48%	-3.75%	-10.50%										

Legacy 1 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.14%	0.99%	2.17%	2.89%	-2.04%								**2.81%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-3.39%	6.09%	-11.00%	-3.96%	-1.75%	8.64%	-10.44%	1.41%	-0.86%	-7.80%			

Legacy 2 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.16%	0.97%	2.09%	2.83%	-2.02%								**2.64%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-3.55%	5.73%	-11.45%	-4.26%	-1.95%	8.55%	-10.66%	1.14%	-1.10%	-8.03%			

Global 1 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.10%	1.04%	2.09%	2.90%	-1.97%								**2.92%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-4.32%	2.88%	-11.18%	-3.30%	-1.22%	9.34%	-10.46%	2.58%	-0.40%	-6.95%			

Global 2 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.12%	1.02%	2.15%	2.88%	-1.98%								**2.90%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-4.64%	2.56%	-11.43%	-3.55%	-1.44%	9.14%	-10.64%	2.51%	-0.62%	-7.19%			

Global 3 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.26%	0.87%	2.08%	2.75%	-2.15%								**2.22%**
	2009	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**			
	-6.04%	0.68%	-13.05%	-5.19%	-3.06%	7.46%	-12.16%	0.80%	-2.34%	-8.82%			

*All historical performance is available at www.grantparkfunds.com

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

A, B and Legacy Units

Trading Performance by Sector



4%
2%
0%
-2%
-4%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
May
2019

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Food	Metals
16%	4%	49%	17%	8%	6%

Global Units

Trading Performance by Sector



4%
2%
0%
-2%
-4%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
May
2019

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Food	Metals
16%	4%	49%	17%	8%	6%

Sector Positions at Month-End



Commodities 18%
Financials 82%
Energy 4%
Grains 8%
Metals 6%
Currencies 16%
Equities 49%
Fixed Income 17%
June 18
July 18
Aug 18
Sep 18
Oct 18
Nov 18
Dec 18
Jan 19
Feb 19
Mar 19
Apr 19
May 19
Short position
Long position

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Statistics Since Inception - Class A Units[1] January 1989 - May 2019	
Total Fund Assets (A, B, Legacy, Global)	$70M
12-Month Return	-0.40%
Average 12-Month Return	12.21%
36-Month Cumulative Return	-11.66%
60-Month Cumulative Return	-12.90%
Compounded Annualized ROR	8.64%
3-Year Compounded Annualized ROR	-4.05%
5-Year Compounded Annualized ROR	-2.72%
10-Year Compounded Annualized ROR	-4.27%
Worst Drawdown (12/08 - 1/19)	-40.54%
Worst Drawdown Last 5 Years (12/08 - 1/19)	-40.54%
Average 1-month Gain	5.55%
Average 1-month Loss	-3.87%
# of Winning Months	186
# of Losing Months	179

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] April 2009 - March 2019	
Moved in Opposite Directions	**45%**
Positive Results for Both	**37%**
Negative Results for Both	**18%**

[1] Class A Units closed to new investment.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.